UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)         February 2, 1998
                                                    ------------------------



                            TRITON ENERGY LIMITED
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Cayman  Islands                        1-11675              None
   -----------------------------        ----------------   ----------------

   (State or other jurisdiction of        (Commission       (IRS  Employer
           incorporation)                  File Number)   Identification No.)




     Caledonian House, Mary Street
           P.O.Box 1043
           George Town
     Grand Cayman, Cayman Islands                           NA
     ----------------------------                       ----------
(Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code     (345) 949-0050
                                                    -----------------------




                                     N/A
       ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM  5.    OTHER  EVENTS.

     On February 2, 1998, Triton Energy Limited (the "Company") issued a Press Release reporting the sale of its equity interest in the Colombian pipeline company, Oleoducto Central S.A., a copy of which is filed as an exhibit to this Current Report on Form 8-K.

     On February 3, 1998, the Company issued a Press Release reporting financial results for the year ended December 31, 1997, a copy of which is filed as an exhibit to this Current Report on Form 8-K.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.




Exhibit No.      Description
-----------      -----------

 99.1            Press Release dated February 2, 1998.

 99.2            Press Release dated February 3, 1998.





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRITON  ENERGY  LIMITED





Date: February 13, 1998  By: /s/Robert B. Holland, III
                              Robert B. Holland, III, Senior Vice
                              President